The Strategically Adaptive Enterprise
“It is not the strongest of the species that survives, nor
the most intelligent that survives. It is the one that is the most adaptable to change.”
Charles Darwin, Origin of Species
Stephen J. Hemsley
Chief Executive Officer
Exhibit 99.2

Strategic Adaptation to the Health Care Environment Market Forces and Positioning Our Adaptability Traits Six Strategic Directions People, Competencies and Vision Outline

Environmental
Marketplace
The marketplace is a complex environment of commerce
Environments, like markets, are constantly changing in
response to internal and external forces
Environmental
Changes
Build and interact with each other
Move at varying speeds and directions
Are part of a continuum – with no discernable start or end
Favor enterprises with a wide variety of capabilities and -
most importantly - adaptive traits
Some Darwinian Baselines
Markets evolve in ways similar to natural environments.

Marketplace
Characteristics
Large and expanding
An unusual social/commercial environment
Less developed and efficient than other commercial
environments
A more challenging environment – social/political complexity
Greater overall opportunity
Changing at an accelerating rate
Drivers of
Change
Social / political patterns are confused
Excess capacity and consumption
Uneven social access – uneven consumption
Care quality and effectiveness is not defined
Population is aging
Population health factors are stable, but could be measurably improved
The American Health Care
Environment
A favorable environment for the right species.

We are…
Cultivating a highly adaptive organization
To optimize a highly attractive, fast growing and evolving
$2 trillion environment
We cultivate
adaptive skills
and
capabilities…
To participate in multiple sub-markets of health care
To seek advantages that allow us to thrive in existing sub-markets that are mature or crowded (e.g. CDHP in insured market)
To rapidly expand into new sub-markets that are emerging or
unformed (e.g. technology and banking)
To drive proactive evolution by setting an aggressive pace for innovation and change (e.g. predictive modeling)
The result
will be…
A strong vehicle to fundamentally improve health care delivery
A unique investment opportunity that will methodically capitalize on the best returns in the vast health care environment
UnitedHealth Group

As We Entered 2006 –
Our Focus Was:
Pursue the consumer marketplace
Capture the Part D market opportunity
Integrate PacifiCare
Solidify Ingenix performance
Drive alliances – expand our environment
Establish Exanté
Hit our numbers
Environmental Expansion

PHS Integration
Ingenix Performance
Consumer-Direct Growth
Alliances
Part D
Exanté
2006E Results
How Did We Do?
700,000 members
150,000 members
5.7 million members
1 million+ financial accounts
and $280M in assets
Exceeded original net income
estimates
Exceeding expectations —
$250 million in 2006
Revenue up 20%
Backlog up 39%

Strategic Adaptation to the Health Care Environment Market Forces and Positioning Our Adaptability Traits Six Strategic Directions People, Competencies and Vision Outline

We View the Health Care
Environment Broadly
Supply Side Demand Side
Generic
Pharma
Branded
Pharma
Medical
Devices
Durable
Medical
Equipment
Pharmacy
Benefit
Managers
Drug
Distributors
Retail
Pharmacies
Institutional
Pharmacies
Medical
Supply
Distributors
Facility
Based
Physicians
Ancillary
Services
Home
Health
care
Assisted
Living
Facilities
Hospice
Managed
Care
Medicare
Medicaid
Tricare
V.A.
Consultants
Brokers /
General
Agents
Internet
Channels
Large Group
Small Group
Public
Sector
Buying
Coalitions
Associations
Risk Groups
Seniors
Young-
Invincibles
Individuals
Ethnic
Groups
Manufacturers Distributors
Health Care
Providers
Payors
Intermediaries
Sponsors Consumers
More growth opportunities exist across the entire health care environment.

UnitedHealth is Well Positioned In
Attractive Markets
85
88
83
64
80
73
95
87
96
82
99
98
15
12
17
36
20
27
5
13
4
18
1
2
Mbrs (M)
Total
Fully
Insured ASO CDHP MA PDP
Medi-
caid Behavioral Dental Vision
CRO HCIT
171 79 92 5 7.5 16.6 29 236 168 97 $15 B $45 B
Specialty Markets
Government
Sponsored Markets
Commercial
Benefits
Business to
Business
Sources:  Kaiser Family Foundation; BCG; UNH 10-Q; ICDC; Open Minds; NADP; HIMSS; Equity Research Reports
UNH (%)
Others (%)
Significant Share Opportunities

2,016
4,043
915
1,927
51
146
109
37
706
1,397
We Believe Evolution Provides an
Extraordinary Growth Opportunity
15
101
249
421
2005
2015
U.S. Health
Spend
Government Sponsored
Markets
Commercial
Benefits
Out-of-Pocket
Spend
Size ($B)
Total Medicare
Advantage
Part D* Total CDHP Total
Health care growth is rapidly spawning attractive new opportunities.
CAGR 7% 8% 7% 21% 11% 11% 5%
Sources:  CMS National Health Expenditures; Kaiser Family Foundation; CBO; ICDC
* Initial Part D number is for 2006.

88.1
94.5
103.8
A dramatic increase in age…
Growth in the Sector is Driven by
Unprecedented Social Change
67.2
76.3
87.3
Evolution of 55+ Population (M)
…with a resulting increase in health spending
2005
2010 2015
Lives Covered by Government Programs (M)
A steady rise in the population
covered by government programs…
2005 2010 2015
…and an employer base with changing
expectations about benefits
Consumers are the central theme in the transformation of health care.
Sources: Census Bureau; Mature Market Institute; CMS; HHS; Kaiser/Hewitt 2004 Survey; Mercer HR Consulting; Watson Wyatt; CPS March Supplement
15
25
35
45
55
1993 95 97 99 01 03
500+ Employers Offering Retiree Health Benefits (%)
Pre-65
65+
4.5%
4.9%
6.9%
35-45 45-54 55-64
Consumer Health Care Expenditures by Age (%)
%
Millions
Millions

Consumers Will Drive A Dramatic
Evolution In Health Care
They will change behavior
They will change technology
They will change products
They will change distribution
channels
They will change cost and
quality drivers
Intuitive and interactive
Consumer Integrated
Information transparency
Simpler – modular
Self customized – “my product”
Broad price sensitivity range
Break-down of group broker
and consultant channels
Internet Channels
Cost and price transparency
Decision support tools
Pay-for-performance
Quality measurement and
transparency
Provider differential networks

Strategic Adaptation to the Health Care Environment Market Forces and Positioning Our Adaptability Traits Six Strategic Directions People, Competencies and Vision Outline

Our Adaptability Traits Drive
Competitive Advantage
Operating Efficiency Superior Clinical Approach
Operating cost advantage is the result of
accumulated variations and disciplines built
and refined over a decade
Aggressive system consolidation
Constant and progressive automation
Hardened cost control systems
Effective and swift merger integration
processes (and repeated practice and
refinement)
Steadily increasing scale advantages
31.7
17.9
16.8
15.5
14.6
Comp
A
Comp
B
Comp
C
Comp
D
UNH
SG&A (YTD %)*
Robust data and tools to identify actionable
opportunities
Best in class network assets
Transparent engagement process with care
providers focused on reducing the variation
from best practices
Personal health solutions that activate
consumers to take control of their health
care decisions
6%
7%
8%
9%
10%
11%
12%
00 01 02 03 04 05 06E 07E
Medical Cost Trend Comparison
Industry data is an aggregate of multi-market publicly traded companies
UnitedHealth Group
Industry Median
*First 9 Months 2006; Includes FAS 123R and Excludes D&A
Sources: Company earnings releases

Success in Part D was the result of:
A deep understanding of Seniors
A valued relationship with AARP
Information for product development
and pricing
Evolved broker and distribution
arrangements
Services that cater to Seniors
Our Adaptability Traits Drive
Competitive Advantage
New Lines of
Business
Acquisitions and
Alliances
Individual
and
Employer
Markets
Retiree services
(Uniprise)
Public sector
(UHC)
Definity
Golden Rule
Harvard Pilgrim
Medica
Public and
Senior
Markets
Medicaid care
management
(AmeriChoice)
Part D (Ovations)
Physicians Health
Plan of SW
Michigan
PacifiCare /
SecureHorizons
Lifemark
Commercial
Services
Markets
Health banking
(Exanté)
Life and S.T.
disability
(Unimerica)
Latin Trials
GeoAccess
Dental Benefit
Providers
Allows us to commercially deploy resources
(assets / skills / capabilities)
Expand into adjacent market spaces
Counterbalance trends
Turn competitors into partners
Identify and execute merger and acquisition
opportunities
Rapid Response to Opportunities
Strategic Diversification
Ovations
Company A
Company B
Other
PDP Market Share
(%)
Sources: Equity Research Reports; CMS
45
7
21
27

Our Adaptability Traits Drive
Competitive Advantage
Innovative Technology New Information Products
Behavioral Analytics™ is an innovative
Business System that uses a proprietary
Behavioral Model to turn unstructured call
content into structured, actionable data
Delivers detailed call metrics never before
available
Call type determined by topics discussed
Durations, hold times, silence and other
metrics are measured by call type
Informs product performance and
development
Drives economic decisions
Becomes part of product content
Creates new products itself
Opens up new markets
Our innovative analytics generate
substantial cost savings and high returns
for customers.
Ingenix Analytics

Our Adaptability Traits Allow Us to Better
Manage and Exploit  Environmental
Change
Start small, go fast,
then scale when proven
Don’t make the big bet
on Day 1
Understand “capital
always has a cost”
Size in and of itself
mitigates risk
Allows for portfolio of
risks, investments, and
projects — cut losers
and exploit winners
Creates cost and
investment advantages
By market
By product
By geography
By customer type
We are building this business for the long term.
Diversifiability Scalability Expandability

Strategic Adaptation to the Health Care Environment Market Forces and Positioning Our Adaptability Traits Six Strategic Directions People, Competencies and Vision Outline

Consumers will demand
the same simplicity and
reliability they experience
through other consumer
technologies
Consumers will “melt” the
legacy boundaries of health
care — opening market
solutions and opportunities
Consumers as the focal point
of everything we do
Thrives on change
Explicit behaviors
Social responsibility
Market-leading ethics and
governance
Information
Facilitation
Affordability
Integration
Technology
Consumer financial services
Industry financial services
Toward Consumers/
End Users
Toward
Diversification
Toward Effective
Technologies
Where Will We Take This Highly
Adaptive Organization?
We see six clear directions for further adaptation.
Toward Healthcare
Financial Services
Toward the Re-cultivation
of Competencies
Toward an
Enlightened Culture
Shareholders will participate in diverse growth
opportunities across the health care ecosystem.
Consumerism

Toward Consumers –
An “End User” View of Every
Problem
Validates our focus on
Affordability
Access to quality
Consumer simplicity
Will cause the redefinition and
reformation of:
Care delivery relationships
Service experience
Direction of technology capital
Decision-making information
models
The clinical relationship and role in
consumer education and coaching
13.9
13.3
Unprecedented historic forces are going to transform health care the same way they are transforming sectors like food and transportation.
Consumer Spending
(% of Household Income)
Sources:  Bureau of Labor Statistics
5.2
5.9 18.9
18.0
Food Transportation Health Care
1996 2004

Provider services
Government services
Financial services
New distribution channels
Global pharma and device services
Toward Diversification –
Consumers Will Define New Services
Consumers will “melt” the legacy boundaries of health care — opening up market solutions and opportunities
The issues / needs of the market will converge to become more common
Easy payments
Quality / transparency
Global Pharma
Services
Working Uninsured
Singles Ages 34-54
Informed consumption
Integrated environments
Micro Diversification Macro Diversification
Ethnic markets / demographic niches
New group aggregations
New product types — product element
consolidation and customization

Toward Effective Technology –
Intuitive and Reliable User
Experience
More “front-end” applications
Engaging – intuitive – personalized
Achieves integration and navigation
Financial
Clinical
Operational
Consumer
Reduces technology costs
360° transparency
Anchors consumer relationship
Distribution technologies

Toward Healthcare Financial Services
Real Time and Really Easy
Consumer financial services
Card-based products
All geographies
All payment options
Line of credit in pilot
Distribution for consumer
information
Consumer market
segmentation
1,000,000+ financial
accounts
10,000 active employer
groups
225,000 HSA accounts
with $280M in assets
Environmental forces are driving the growth of health care financial services.

Toward Continued Re-Cultivation of
Core Competencies
Information
Consumer connectivity
and loyalty
Quality / effectiveness
Informed consumption
Personalization
Integration
Clinical
Operational
Financial
Technological
Informational
Consumer
Technologies
Consumer applications
Low-cost scale and
development
Interactive engagement

Toward an Enlightened Culture
Tone at the top
Positive explicit behaviors inside and out
Social responsibility
Market-leading ethics and governance
Relationship equity
Health care policy formation
Public / Private partnerships
For-profit / Not-for-profit partnerships
Thrives on change
High performance with high integrity.
a
Employee Giving

Strategic Adaptation to the Health Care Environment Market Forces and Positioning Our Adaptability Traits Six Strategic Directions People, Competencies and Vision Outline

We Want Environmental Change
We have been preparing for these historic opportunities with a steady and consistent cultivation of
People
Competencies
Vision
A service culture
A culture of collaboration
Engaged volunteerism and philanthropy
Enhanced governance and control
Market position
Resources and capabilities

From 2000
Diversified consumer-
driven business model
Solutions for evolving
consumer healthcare
needs
Broadly diversified
across micro/macro
markets
Distinctive social image
and public reputation
Diversified business model
All product, all payer
National scope / Matrix
More open philosophies
All products / groups
Broader choice and
option
Full spectrum care
approaches
Wide spectrum
products and price
points
Single product – group
HMO
HMO-centric networks
Geographic HMO
confederacy
Open market philosophies
Access
Choice
Care coordination
Rich benefits
What Will That Look and Feel Like?
The transition and adaptation will continue…
To Transition 2006 To Consumer-Driven 2010
A consumer-driven health enterprise.

What Will Not Change?
A commitment to facilitate and improve the performance of the health system
Respect for the patient / physician relationship
A commitment to consumer choice and access
The pursuit of clinical excellence
A commitment to evidence-based care
Pricing to our cost
Continued executional performance
Demanding a return on capital
15% EPS growth / strong cash flows – at a minimum
Execution – Making Commitments

“When the organism has once begun to vary, it generally continues varying for many generations.” Charles Darwin, Origin of Species

Financial Strength, Operating Discipline G. Mike Mikan Chief Financial Officer .

Introduction
On November 7, 2006, UNH announced that due solely to the stock option matter, all previously issued financial information should no longer be relied upon
This morning UNH announced an update on the progress of its restatement, including current estimate of range of additional non-cash compensation to be recognized during period from 1994 through 2005
Requesting SEC consultation on certain issues
2006 and 2007 Outlook provided today includes current estimated range of additional non-cash charges  for stock-based compensation expense for applicable year arising from stock option review
Estimates are not yet final and subject to change based upon completion of restatement of historic financial statements
Outlook does not reflect adjustment for any non-operating cash charges which may be required in connection with resolution of stock option related tax matters, litigation and regulatory matters, the amount and timing of which are uncertain but which are likely to be material
Outlook also subject to other risks and uncertainties described in "Forward-
Looking Statements"
Share repurchases have been temporarily suspended until UNH becomes current in its filings with the SEC

2006E Results 2007 Outlook Balance Sheet and Cash Flow Capital Management Affordability Outline 2007P Key Financial Metrics

2006E Results
Strong Performance
2006E
Consolidated Medical
Care Ratio
81.1% - 81.2%
Operating Cost Ratio
(Including PBM COGS)
14.8% - 14.9%
Operating Margin 9.7% - 9.8%
Share Buyback
$2.3
2006E
Revenue
$71.5
Operating Earnings $6.95 - $6.98
Net Earnings
$4.14 - $4.16
Operating
Cash Flows
$6.0
Continued strong performance
$ in billions

Revenues
2006E
Operating Earnings
2006E
Health Care Services $63,900 $5,110
Uniprise
5,590 890
Specialized Care Services
3,980 765
Ingenix 955 200
Eliminations (2,900) -
Total $71,525 $6,965
2006E Results
Revenue and Earnings Summary
$ in millions
Revenue advancing 54% over 2005

11.5%
$71.5
$25.9
2002 2006E
Revenue
$2.3
$6.0
2002 2006E
Operating Cash Flows
2002 2006E
UHC Commercial Medical Trends
17.7
28.5
2002 2006E
Medical Membership
2006E Results
Four-Year Historical Comparison
$ in billions, membership in millions
7.0%
to 7.5%
Consistent strong performance

2006E Results 2007 Outlook Balance Sheet and Cash Flow Capital Management Affordability Outline 2007P Key Financial Metrics

$79.5
$71.5
2006E 2007P
Revenue
2006E 2007P
Operating Margin
2006E 2007P
Operating Earnings
2007 Outlook
Management Outlook
Well-positioned for growth
$ in billions
$6.0
2006E 2007P
Operating Cash Flows
$6.95 -
$6.98
$6.0 -
$6.2
9.7% -
9.8%
$7.95 -
$8.02
10.0% -
10.1%

2006E 2007P Growth 2006E 2007P Growth
Health Care Services $63,900 $71,000 11% $5,110 $5,890 15%
Uniprise 5,590 6,000 7% 890 1,000 12%
SCS
3,980 4,600 16% 765 860 12%
Ingenix
955 1,200 26% 200 250 25%
Eliminations
(2,900) (3,300) NM - - NM
Total $71,525 $79,500 11% $6,965 $8,000 15%
All segments significantly advancing
Revenue
Operating Earnings
Y/Y Y/Y
2007 Outlook
Revenue and Earnings Summary
$ in millions

14.1
14.8
15.3
10.5
10.9
11.2
2.8
3.2
4.5
5.0
Government
(Medicare / Medicaid)
Uniprise
UnitedHealthcare
Total 27.0
2005
33.0
2006E
34.7
2007P
Expected to serve
30 million
medical members
Note: Health Care Services and Uniprise enrollment only; excludes Evercare Medicare, Evercare Medicaid and AARP
2007 Outlook
Total Medical and Part D Enrollment
Stand-alone Part D
Enrollment in millions
2.4

0.7
0.6
0.7
1.0
0.8
1.2
0.5
0.4
3.0
3.6
0.7
M&A Adds
Organic
Growth
Total 1.2
2002
1.0
2003
3.7
2004
4.6
2005
1.5
2006E
1.2
2007P
Balanced growth –
12 million lives
added since 2002
Note: Health Care Services and Uniprise enrollment only; excludes Part D, Evercare Medicare, Evercare Medicaid and AARP
2007 Outlook
Medical Enrollment Growth
Enrollment in millions

2006E Results 2007 Outlook Balance Sheet and Cash Flow Capital Management Affordability Outline 2007P Key Financial Metrics

Assets
September 30,
2006
Cash and Investments $21
Accounts Receivable 1
Technology, PP&E 2
Other 3
Intangibles and Goodwill 19
Total Assets
$46
Liabilities and Equity
Medical Payables $8
Payables, Unearneds, Policy Liabilities 10
Other 1
Debt 7
Equity 20
Total Liabilities and Equity
$46
Approximately $1 billion
in cash with
$2 billion of additional capacity at
30% debt / total capital
YE 2006E days sales outstanding of
5 days (excluding AARP)
Medical days payable of 53 days
(excluding AARP)
$7.3 billion of debt outstanding
$1.3 billion multi-year revolving credit
facility
$7.5 billion 364-day revolving credit
facility
Balance Sheet
A Position of Strength
$ in billions

53
2006E 2007P
Medical Days Payable
(Excluding AARP)
$2.3
2006E 2007P
Share Repurchases ($B)
5 5
2006E 2007P
Days Sales Outstanding
(Excluding AARP)
26%
28%
2006E 2007P
Debt / Total Capitalization
Balance Sheet
Key Metrics
Strong financial position
51 - 53
$4.0 - $4.5

Operating
Cash Flows
2006E Operating Cash Flows $6.0 to $6.0
2007P Business Growth 0.8  0.9
Subtotal $6.8 to $6.9
Decrease in Working Capital (0.2) (0.1)
Taxes Payable:
Estimated Payment Timing  (0.4) (0.4)
One-time Acquisition Benefit in 2006E (0.2) (0.2)
2007P Operating Cash Flows $6.0 to $6.2
Cash Flow
2007P Operating Cash Flows
Medical Days Payable
expected to decrease by
approximately 1 day
Tax items related to
estimated payment rule
changes and prior year
acquisition-related benefits
No impact on effective
tax rate
$ in billions

$6.0
$4.14 - $4.16
Cash Flow
Operating Cash Flow vs. Net Earnings
Continued
robust
cash flow generation
$4.70 - $4.75
$6.0 - $6.2
Operating
Cash Flows
Net
Earnings
Operating
Cash Flows
Net
Earnings
2006E 2007P
1.4X 1.3X
$ in billions

2006E Results 2007 Outlook Balance Sheet and Cash Flow Capital Management Affordability Outline 2007P Key Financial Metrics

Capital Management
Capital Expenditures
Disciplined capital investment management
$ in millions
Category
2006E
2007P Description
Integrity and
Compliance
$5 $5
Enhance and protect UnitedHealth Group’s reputation by
adhering to the highest standards of integrity and compliance with laws and regulations
Health Care Quality,
Affordability & Access
30 80
Improve clinical outcomes for consumers, drive appropriate
payments for health services, improve the consumer
experience, and simplify provider administration
Customer Care &
Service
55 110
Continually improve interactions with our customers to
enhance the service experience and deliver attractive
customer value
Growth & Retention 115 95
M aintain or expand market share across multiple markets via responsively designed and reliably delivered products and
services
Production &
Operations
160 120
M aintain efficient, effective core operating platforms, leverage enterprise databases, and eliminate redundant applications
Infrastructure 320 340
Develop an efficient and flexible technology and real estate infrastructure, with capacity to handle business growth, and with adequate back-up
Total
$685 $750

Capital Management
Select 2006 Acquisitions
Targeted M&A strategy
Internet and e-commerce connectivity among
payors and providers
Evidence-based psychiatric continuing medical
education services
Contract research organization focused on late-
stage clinical trials
BPO services in the areas of human resources
and benefit plans (FSA, HRA, COBRA)
Serves commercial, Medicare and Medicaid
members across Iowa, Illinois, Tennessee and
Virginia
Serves commercial and Medicare members
across Indiana
Health benefits for college and K-12 students

Capital Management
Share Repurchases
Since late 1997,
$16 billion
spent on share repurchases
2006E activity reflects two quarters
of activity and the Company’s
temporary exit the from market
Expected to repurchase $4.0 - $4.5
billion of shares in 2007P
There are 136.7 million shares
remaining under current
authorization
$2.3
2006E 2007P
Share Repurchases ($B)
$4.0 - $4.5

2006E Results 2007 Outlook Balance Sheet and Cash Flow Capital Management Affordability Outline 2007P Key Financial Metrics

Affordability Focus Areas Two principle areas of focus: Higher quality, more affordable and more accessible health care Operating efficiencies and productivity gains

Affordability
Consolidated Medical Care Ratio
Underlying medical care ratio is stable
Medical care ratio increased by one
point in 2006E due entirely to
PacifiCare and mix (Part D and
Medicare Advantage)
Expect additional mix shift in 2007P
with growth in Part D, Medicare
Advantage and Medicaid
80.0%
81.5%
+/-
50bps
2006E 2007P
Consolidated
Medical Care Ratio
2005
81.1% -
81.2%

Affordability
UHC Commercial Medical Trends
Net Trends Health Care Affordability Initiatives
Pricing in-line with expected medical trends
$ in millions
Total Net Trends 2006E 2007P
Physician 5.0% 5.0%
Inpatient 8.5% - 9.0% 8.0% - 9.0%
Outpatient 9.0% 8.5% - 9.0%
Pharmacy 6.5% - 7.0% 7.0% - 7.5%
Net Trends
Unit Cost / Price 5.0% 5.0%
Utilization 2.0% 2.5%
Net Trend
7.0% -
7.5%
7.5%
+/- 50 bps
Employer Cost
Shifting
(150) to (250) bps
Programs 2006E 2007P
Clinical Management
Programs $60 $200
Network
Management 180 195
Operations
Effectiveness 150 160
Pharmacy 70 100
Other Programs 150 95
Total $610 $750

Affordability
Clinically Integrated Approach
A comprehensive, integrated approach to affordability
Robust data and tools to identify
actionable opportunities
Best-in-class network assets
Transparent engagement process
with care providers focused on
reducing the variation from best
practices
Personal health solutions that
activate consumers to take control
of their health care decisions
Network
Management
Personal Health
Solutions
Care Provider
Engagement
Common
Clinical
Data Set

0
150,000
300,000
450,000
600,000
0
1,000
2,000
3,000
4,000
5,000
Affordability
Network Overview
National scope, local presence
Focused on quality and efficiency
More choice for consumers
4,700
hospitals
More than
500,000
physicians
and other health care
professionals
Stable and growing
One system with a common data set
Clinically integrated approach
National Choice Plus Network
(Hospitals)
2003 2004 2005 2006E
National Choice Plus Network
(Physicians / Other Health Care Professionals)
2003 2004 2005 2006E
36 Month
Growth:
31%
36 Month
Growth:
29%

Affordability
Premium Designated Physician
Utilization
$450 million+ opportunity
Premium Designated Physicians
Over 40,000 Premium Designated
physicians
Not a separate network - “baked’ into
all products
Significant quality and episode cost
difference when using a Premium
Designated physician and hospital
The average savings per episode for a
Q+E physician is $1,131
Employers experience significant
increase in premium designated
physician utilization through benefit
design
Average
Savings
20%
29%
13%
32%
Baseline
With
Incentives Baseline
With
Incentives
Employer A Employer B
Employer A Employer B
Cardiac Hospital
$5,671 $6,669
2.9% 3.7% % of Spend

13.5%
+/-
30bps
14.5%
+/-
30bps
Affordability
Operating Cost Ratio
Effective cost management
Numerous specific initiatives to
fundamentally reduce labor content
and improve performance for
customers in 2007
Focused management actions
Driving operational efficiencies
Focus on productivity
management
Expect continued productivity
advancements in 2008 and beyond
2006E 2007P
Operating Cost Ratio
Operating Cost Ratio
(Excluding Prescription Solutions COGS)
2006E 2007P
14.8% -
14.9%
14.2% -
14.3%

Affordability
Operating Cost Management
Enterprise-wide focus on efficiencies and productivity gains
2004 – 2006E
Focused Management Actions & Operating Efficiencies
2007P
Productivity Management
$750 million in savings
Estimated $200 - $300
million in savings
A comprehensive metric-based
approach at the business and
functional levels
Expect double-digit productivity
gains enterprise-wide
Driving down unit costs and
increasing output
Operating platform consolidation Business process efficiencies
Workforce reductions Workforce management
Print / postage reductions Technology investment returns
Discretionary spending limits Vendor management
Professional fees Reduced square footage
Voice network repatriation
and transport optimization
Mainframe, distributed and data
network repatriation

Affordability
Leveraging Technology
Total cost of ownership – driving down unit cost trends
Repatriation of mainframe and
distributed environments from
multiple external relationships
Consolidation of mainframe and
distributed processing environments
Optimization of mainframe and
distributed environments via
managed services deployments
Pre-Optimization –
Using
approximately 10% of total server
capacity
Post-Optimization –
Now using
approximately 70% of total server
capacity
Distributed Cost / Server
$22 $22
$23
$22
2004
Mainframe Cost / MIP
2005 2006E 2007P
$12.00
$9.00
$7.50
$7.00
2004 2005 2006E 2007P
$ in thousands

Affordability
Claims Productivity / Efficiency
Continued aggressive pursuit of paperless environment
Improvements in productivity
resulting from technology
enhancements
Process and system enhancements
increasing auto-adjudication
Work-at-home deployments
Keying vendor consolidation and
integration
33,099
37,923
38,033
40,063
2004 2005 2006E 2007P
Claims Productivity / FTE
EDI Rates
69.4%
72.2%
73.9%
77.0%
2004 2005 2006E 2007P

2006E Results 2007 Outlook Balance Sheet and Cash Flow Capital Management Affordability Outline 2007P Key Financial Metrics

2006E 2007P
Revenue
$71.5 $79.5
Operating Earnings $6.95 - $6.98 $7.95 - $8.02
Net Earnings
$4.14 - $4.16 $4.70 - $4.75
Operating Cash Flows $6.0 $6.0 - $6.2
Consolidated Medical Care Ratio
81.1% - 81.2% 81.5% +/- 50 bps
Operating Cost Ratio
(Including PBM COGS)
14.8% - 14.9% 14.5% +/- 30 bps
Operating Margin
9.7% - 9.8% 10.0% - 10.1%
Share Repurchases $2.3 $4.0 - $4.5
Capital Spending $0.69 $0.75
Diluted Weighted-Average
Common Shares Outstanding
1,400 - 1,405 1,385 - 1,400
2007 Outlook
Key Data Elements
$ in billions, shares in millions

Cautionary Statement
Forward-Looking Statements This presentation may contain statements, estimates, projections, guidance or outlook that constitute “forward-looking” statements as defined under U.S. federal securities laws.
Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions, identify forward-looking statements, which generally are not historical in nature. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties.  We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors.  These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-
looking statements.  Some factors that could cause results to differ materially from the forward-looking statements include: the potential consequences of the findings announced on October 15, 2006 of the investigation by an Independent Committee of directors of our stock option programs (including the consequences of our determination that the Company’s financial statements for the years ended 1994 to
2005, the interim periods contained therein, the quarter ended March 31, 2006 and all earnings and press releases, including for the quarters ended June 30, 2006 and September 30, 2006, and similar communications issued by the Company for such periods and the related reports of the Company’s independent registered public accounting firm should not be relied upon, the consequences of the resulting restatement of our financial statements for those periods, and delays in filing our quarterly reports on Form
10-Q for the second and third quarters of 2006), related governmental reviews by the SEC, IRS, U.S.
Senate Finance Committee, U.S. Attorney for the Southern District of New York and Minnesota Attorney
General, related review of the Special Litigation Committee of the Company, and related shareholder derivative actions, shareholder demands and purported securities class actions, the resolution of matters currently subject to an injunction issued by the United States District Court for the District of Minnesota, a
purported notice of acceleration with respect to certain of the Company’s debt securities based upon an alleged event of default under the indenture governing such securities, and recent management and director changes, and the potential impact of each of these matters on our business, credit ratings and debt;

Cautionary Statement
(Continued)
increases in health care costs that are higher than we anticipated in establishing our premium rates, including increased consumption of or costs of medical services; heightened competition as a result of new entrants into our market, and consolidation of health care companies and suppliers; events that may negatively affect our contract with AARP; uncertainties regarding changes in Medicare, including coordination of information systems and accuracy of certain assumptions; funding risks with respect to revenues received from Medicare and Medicaid programs; increases in costs and other liabilities associated with increased litigation, legislative activity and government regulation and review of our industry; our ability to execute contracts on competitive terms with physicians, hospitals and other service providers; regulatory and other risks associated with the pharmacy benefits management industry; failure to maintain effective and efficient information systems, which could result in the loss of existing customers, difficulties in attracting new customers, difficulties in determining medical costs estimates and appropriate pricing, customer and physician and health care provider disputes, regulatory violations, increases in operating costs, or other adverse consequences; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and intangible assets recorded for businesses that we acquire; potential noncompliance by our business associates with patient privacy data; misappropriation of our proprietary technology; and anticipated benefits of acquiring PacifiCare that may not be realized.
This list of important factors is not intended to be exhaustive. A further list and description of some of these risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any or all forward-looking statements we make may turn out to be wrong. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.  Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

Commercial Services Group Richard H. Anderson President

Outline Markets, Customers, and Opportunities Capabilities and Competencies Integration 2002 – 2006E Integration 2007 Forward 2007 Outlook

Financial Results
Note: Exante is currently consolidated in the results of Uniprise.
2002 2006E
Consumer Accounts Under Management
400,000 1M
Consumer Savings Under Management
$0 $280M
Consumers Served
38.5M 56.5M
Providers in Specialty Networks
125,000 225,000
Providers in Financial Networks
700 35,000
SCS Revenues
$1,509M $3,980M
Ingenix Revenues
$491M $955M

The Commercial Services Group Serves Seven Distinct Markets Ingenix SCS Exante Pharma P&C Gov’t Providers Payers Employers/ Brokers Consumers (2007) (2007) (2007)

Our Markets Are Large and Our
Customer Base Is Strong
50+
10%
Government
Payers/Sponsors
1,800
10%
Large Employers
6,000 Co’s
20%
Pharmaceuticals
25M bills
30%
P&C
800,000 providers
60% are customers
Health Care
Providers
1,800 payers,
80% are customers
Payers
$2,200 million
$400 million
$170 million
$20 million
$280 million
$1,900 million
2006E
Group Revenues
Current
Customers
New
Targets
Integrate SCS,
Ingenix, and
Exante
capabilities to
increase value
to customers
and revenue
Develop and
contract new
customers
Use
integrated
capabilities
as a
differentiator
Growth
Strategy

Integration Is the Theme for Our
Markets
Understand the
population
Provide measurable
results
Engage them to
influence behavior
Integrated Data
• Recruit
• Educate
• Predict high opportunity segments
• Identify individuals as new needs
emerge
• Analyze impact and drive
improvement
• Solutions for improved quality and
reduced cost
Integration is the key theme whether a pharmaceutical company is recruiting physicians for a global trial or an employer is working to improve employee health
• Support
• Incent

Outline Markets, Customers, and Opportunities Capabilities and Competencies Integration 2002 – 2006E Integration 2007 Forward 2007 Outlook

SCS:  A Successful Specialty
Health and Well-Being Company
National service capability
Historically strong performance
Flexible products to meet the needs of diverse customers, multiple markets and various distribution channels
Modular product designs and white labeling to support ease of integration with payer customers
Consumer services help consumers understand health care information and navigate the health care system
Ancillary products and services for voluntary and consumer-driven plans

SCS:  Connects People to Health and
Well-Being and Financial Security
• Physical Medicine
• Wellness
• Case Management
• Disease Management
• Health Care Decision
Support
• Center of Excellence
Networks
• Behavioral Health
• Employee Assistance
Program (EAP)
Specialized
Health Solutions
Group Insurance
Services
• Life insurance
• Short-term disability
• Critical illness
• Medical stop loss
• Integrated Disability
Management
Dental and Vision
• 75,000 primary
care, cosmetic,
pediatric, and
surgical dentists
• 29,000 private
practice and retail
vision locations

Payers SCS: Customers and Consumers We Serve Distribution Channels Markets Consumers Distribution Channels Markets Employers 26 Million 15 Million 15 Million Internal External

Exante:  The Only Bank Exclusively
Dedicated to Health Care Accounts
and Payments
Provides health care-specific financial accounts to consumers and plan sponsors
Processes print and electronic payments to providers
Provides swipe functionality to enhance patient encounters
Expanding into other areas of financial services
This is the platform to support Consumerism.
It’s not just about Banking.

Exante:  For Consumers, the Card Is
the Integration Point
Full Capability, Platform Neutral, Payer
Statements Transactions
• Phone
• IVR
• Web
• Member
contributions
• Employer
contributions
• Bank deposits
• Mutual funds
• Pay by check
• Pay online
• Pay from
claims
crossover
trigger
• Transactions
• Balances
• Investment
returns
• Tax
strategies
• Savings
strategies
• Identification
• Activation of
PHRs and other
resources
• Real accounts
(HSA, PRA, RRA,
Medicare HSA)
• Notional accounts
(FSA, HRA, HIA)
• Credit
My Card
Funding &
Investments
Enrollment/
Service

Exante:  For Providers, the Bank Is
the Integration Point
The Network Is The Key
• Correct coding
• Claims editing
• Electronic
submission
• Transaction
tracking
• Providers are
enrolled for multi-
payer payments
• Providers are
prioritized by
transaction
volumes and
dollar volumes
• Co-marketing
with payer’s
network
management
group
• ACH to
provider bank
• Online
presentment
of remittance
data
• Consolidated
835 via
clearinghouse
or direct
• Auto-flagging of
contract
exceptions
• Simple, multi-
payer interface
• Input is
unconsolidated
835
Electronic
• Paper check
to provider
lockbox
• Paper EOB
• Manual posting
and exception
management
Paper
Posting &
Exception Mgmt
Payments
Recruitment
& Enrollment
Ingenix Health
Care Exchange
Exante Bank
Payers

Ingenix:  An Informatics Company
Dedicated to Health Care
Provides data, informatics, consulting, and outsourced services
Helps clients to improve the affordability, quality, usability, and accessibility of health care
Pioneering informatics solutions for:
Speeding new drugs to market
Monitoring drug safety
Finding high-risk patients and high-return interventions
Matching consumers to the right doctors or hospitals
Detecting and preventing health care fraud and simplifying a claim transaction
Accelerating medical underwriting
Saving money and improving care for injured workers
Broadening the reach and effectiveness of government programs
Simplifying a consumer’s decision-making process

Network Management
Network optimization
Provider management
Reimbursement benchmarking
Automated Underwriting
• All Groups
(small, large)
• Customer relationship management
Proper Reimbursement
Unified set of reimbursement and
editing rules
Rules engine
Financial & Trend Management
Trend forecaster
Trend manager
Benefit modeler
Clinical
Segmentation
Campaigns to consumers
Campaigns to physicians
Normative Databases
• Economic
• Clinical
Analytic & Reporting
• Internal reporting
• Customer reporting
• Regulatory reporting
Consumer Tools
• Personal health records
• Treatment cost estimators
• Plan cost estimators
• Intelligent provider search
• Quality ratings
INFORMATICS
Ingenix:  Large and Unique Data Sets
Drive Our Solutions
Ingenix houses more
than 75 unique
databases, representing
300 terabytes of data
The combined database
26 terabytes
1 million new claims
are added daily
Over 1 trillion rows of
data queried per month
Maintains a normative
database on 35 million
unique lives
55MM Lives
DATABASE
Claims, Lab, Rx,
Psychographics, etc.

Outline Markets, Customers, and Opportunities Capabilities and Competencies Integration 2002 – 2006E Integration 2007 Forward 2007 Outlook

The Segments Have Invested Heavily
in Integrating Assets and Capabilities
12 claim platforms and eligibility feeds
32 call centers with isolated technologies
and processes
10 sales forces
One-off consumer integration efforts
Facets for external clients
UNET for sister segments
Single consumer database (2007)
Single eligibility feed (2007)
A unified telephony platform for all
inbound and outbound clinical programs to
allow seamless cross-product services
3 sales forces organized by market rather
than product utilizing one salesforce
automation solution
Web portal as integration layer for all
consumer programs
2002 2006E

The Segments Have Invested Heavily
in Integrating Assets and Capabilities
30 software development teams and
methodologies
30 business units organized by product
100 individual products
Acquisitions operate autonomously
12 product-focused sales teams
One software team and methodology
7 business units organized by market
9 software suites architected for
integration and modularization
Acquisitions quickly integrated
6 sales teams organized by markets
rather than product
2002 2006E

The Segments Have Invested Heavily
in Integrating Assets and Capabilities
Separate infrastructures for every type
of consumer account and payer
Separate cards for eligibility, credit, and
savings
Isolated, one-off EFT deals with
providers
One multi-account, multi-payer platform
One fully-integrated card
Highly-scaleable provider payment
infrastructure with 34,000 providers
Multi-payer agreements open
technology interface with anyone
2003 2006E

$0
$200
$400
$600
$800
$1,000
Example:  How Integration Drives
Growth
Sales and account
management
organized by customer
rather than product
One point of contact
with client across all
products
Dramatic impact on
growth
Deep, single-point
relationships
(in millions)
32% growth
49% growth
Integrated Management at Ingenix
Impact on Commercial Backlog
Integrated Customer
Management Begins

Outline Markets, Customers, and Opportunities Capabilities and Competencies Integration 2002 – 2006E Integration 2007 Forward 2007 Outlook

Forward Look - Integrating Around Four Capabilities Specialty Networks Programs & Outsourcing Software & Analytics Transactions & Banking

Specialty
Networks
SCS
An Integrated Business Process to
Change Consumer Behavior
• Data Warehouse
• Predictive Models
• Analytics
Savings Accounts •
Incentive Programs •
• Centers of Excellence
Networks
• Physical Medicine
Networks
Decision Support •
Disease Management •
Wellness Portals •
Behavioral Health •
Evaluate and
Improve
Plan and
Deliver
Analyze The
Consumer
Needs
Acquire The
Data
Programs &
Outsourcing
SCS Exante
Ingenix
Software &
Analytics
Ingenix
Transactions
& Banking
Exante Ingenix

An Integrated Business Process for
Employer-Sponsored Personal
Health Records
• Data Warehouse
•
Parallaxi
HSA Accounts •
• Health Allies Cards
Personal Health Record •
Wellness Portals •
Resources •
Specialty
Networks
SCS
Provide
Resources
Identify
Opportunities
Pre-Populated
PHR
Consolidate
Data
Programs &
Outsourcing
Optum Ingenix
Software &
Analytics
Ingenix
Transactions
& Banking
Exante Ingenix

An Integrated Business Process for
Provider Revenue Cycle Management
• Claims Manager
• Contract Manager
• Transaction
Manager
Electronic Payments •
Electronic Posting •
Health Information Exchange •
• Provider Recruiting Outsourced Services •
Specialty
Networks
SCS
Exception and
Collection Mgmt
Receive and
Post Cash
Validate and
Transmit Bill
Prepare
Bill
Programs &
Outsourcing
Exante Ingenix
Software &
Analytics
Exante Ingenix
Transactions
& Banking
Exante Ingenix

An Integrated Business Process for
Consumers
Specialty
Networks
SCS
Member Care
Received
Member PHR
Accessed
Card is
Swiped
Patient Makes
Appointment
Programs &
Outsourcing
Exante Ingenix
Software &
Analytics
Exante Ingenix
Transactions
& Banking
Exante Ingenix
Claim
Processed
Claim Validated
& Adjudicated
Reimbursement
Received
Member
PHR Updated
• Correct Coding
• Consumer Segmentation
• Predictive Model
EDI •
Electronic Payment •
Real-Time Adjudication •
• Network Quality Personal Health Record •

Outline Markets, Customers, and Opportunities Capabilities and Competencies Integration 2002 – 2006E Integration 2007 Forward 2007 Outlook

Business Growth
2006E 2007P Growth
SCS
People Served 56.5M 59.0M 2.5M
Exante
Accounts Managed 1M 1.26M 26.0%
Providers Networked 35,000 62,000 77.1%
HSA Assets Under Mgmt $280M $420M 50.0%
Ingenix
Commercial Contract Backlog $620M $900M 45%

Financial Results
Note: Exante is currently consolidated in the results of Uniprise.
Revenues
($M)
Operating
Earnings ($M)
Margins
(%)
2006E 2007P 2006E 2007P 2006E 2007P
SCS
$3,980 $4,600 $765 $860 19% 19%
Ingenix
$955 $1,200 $200 $250 21% 21%

Individual and Employer Markets Group David S. Wichmann President

Outline Introduction and Business Fundamentals The Changing Environment Adapting and Driving Change

Individual and Employer Markets Group
2006 Estimated Enrollment and Market Share
14% 15% 17% 14% 11% 6%
Est. Market
Share
(member)
25.7 10.9 3.0 6.7 4.4 .7
Members
(millions)
306,470 430 440 6,800 298,800 N/A
Employers
Total
Large
Employer
Public
Sector
Key
Accounts
Small
Business Individual
There is a substantive available market for growth

Markets
Consumers Served
UnitedHealthcare Revenues
UnitedHealthcare MCR
Care Professionals
Care Facilities
Alliance States
Our Market Position Is Strong
Uniprise Revenues
2006E
45
25.7 million
$34.9B
79 - 80%
515,000
4,700
6
$5.6B
2002
33
16.4 million
$13.7B
81.8%
3
380,000
3,500
$3.6B

We Continued to Expand and Grow
in 2006
94% of commercial population has access to our proprietary network
California network replaced with better economics and coverage
4-year national deal with HCA completed at fair rates
Acquired JDHP, Arnett and IBA filling network gaps in these markets and
Student Resources as the foundation for our emerging student business
Advanced integrations yielding significant run rate synergies in 2006
Started a new services business line for smaller employers aimed at gaps and inefficiencies in broker servicing and employer capabilities
Will add 1.1 million consumers in 2006E
Developed 13 employer and 8 individual markets, 3 ethnic initiatives,
14 new products/product enhancements and 6 new market segments
Advanced our CDHP leadership position with an estimated 700,000 net new people added in 2006E
Acquisitions
Network
Market
Expansion

Outline Introduction and Business Fundamentals The Changing Environment Adapting and Driving Change

The Environment is Dynamic
Health Benefits are in the midst of their 3    major evolution
Consumer affordability is the primary driver
Employer sponsorship and employee take-up rates are stable in the larger employer market but declining among small employers
The consumer markets are expanding at a rapid pace
The US workforce is nomadic, driving demand for short-term and long-term portable products
Individuals are not prepared for their role in health decisions
Employers are seeking consultative solutions
Distribution models are evolving and expanding
We are well positioned and will adapt well to these changes
rd
Change + Risk = Opportunity

The Evolution of Health Insurance

Trends in Allocation of Consumer Spending
0%
10%
20%
30%
40%
50%
60%
Food and clothing
are declining
1.4% per year
Health care, pensions,
and insurance are
growing 2.1% per year
% of Household Spending
1919 1936 1950 1961 1985 1973 1997 2003
Source: Bureau of Labor Statistics

The Individual, Working Uninsured and
Consumer-Directed Markets are Growing
81.2%
13.7%
16.6%
77.4%
Employer-
Sponsored
Uninsured
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
Approximately
19 Million
Working
Uninsured
2001
2005
Individual
16 Million
2001
20 Million
2010
(estimated)
17 Million
2005
Consumer-Directed Offerings
Popular in all market segments
Source: AHIP HSA Census; Inside Consumer-Directed Care, 2006
Mid 2006 2004 2005
4,000,000
3,000,000
2,000,000
1,000,000
0
5,000,000
6,000,000
5.4 Million
438,000
1,031,000
Working Uninsured
Several important consumer markets are emerging

Job Switching is Leading to New
Products and New Growth Opportunities
10.5
~35 Million (17%)
Sources: U.S. Bureau of Labor Statistics and “Health Insurance: Choice or Circumstance?”, Peter J. Cunningham and Linda Kohn, Health Affairs,
May/June 2000
Number of Americans
Switching Private
Health Insurance
Plans Annually
Increasing need for short-term and long-term portable products
Average Number of
Jobs Held by U.S.
Workers Between the
Ages of 18 and 40

This Latest Variation Continues
the Evolution
1973 – 1997
Managed care replaces indemnity
Employers add slice HMOs and replace indemnity plans with
Open Access and PPOs
Consumers give up some amount of choice in return for lower
cost
1997 – 2003
National networks replace fragments
Employers buy based on network size (number of providers)
and scope (national platform)
Consumers get more choice of provider — both at the
national and local level
2003 -
Consumerism
Employers increase cost-sharing and adopt new products
Consumers get more control and responsibility

10,000
15,000
20,000
25,000
1995 1997 1999 2001 2003 2005
Market Growth, Migration and Adaptation
Managed Care
Replaces
Indemnity
National Solutions & Open Access
Replace Managed Care and Fragmented Plans
Consumerism
Evolution of the Health Benefits Market and UnitedHealth’s Performance
Acquired Growth
Organic Growth
Base Membership
Exante Chartered
–
2003
Individual LOB Formed
–
2003
Definity – 2004
We have demonstrated the ability to adapt to market migrations

We Believe That Four Characteristics
Are Needed to Thrive in Consumerism
An empirical understanding of consumer segments and behavior
An ability to constantly innovate in response to consumer needs
An ability to constantly improve affordability
An ability to use multiple channels of distribution

Outline Introduction and Business Fundamentals The Changing Environment Adapting and Driving Change

Our Agenda is Straightforward
Drive Health Care Quality, Accessibility and Affordability
Accelerate Consumer Segmentation and Seize the Consumer Markets
Extend Our Affordable Product Portfolio, Capitalizing on Consumer Offerings
Engage Employers and Employees Through Products, Consultation
and Services
Expand New Distribution Channels
Drive Service to Superior Status as Measured By Those We Serve
Promote Simplicity, Usability and Consumer Convenience
Advance Community Stewardship, Business Governance and
Pride in the Workplace
We have made significant progress toward achieving this agenda

Network As a Strategic Consumer Asset
Our medical network breadth allows us to drive access, quality and unit cost solutions for employers and their employees
Leading network economics…terms, fees, flexibility, etc.
Meets access standards for 94% of the US population
77% of our members will have access to our quality and efficiency designation programs by 2007 year end
36 Month Growth: 31%
0
1,000
2,000
3,000
4,000
5,000
Hospitals
1/1/04 1/1/05 1/1/06 1/1/07P
36 Month Growth: 29%
Health Professionals
(In Thousands)
100
200
300
400
500
0
1/1/04 1/1/05 1/1/06 1/1/07P

Operations
Pharmacy
Driving Consumer Affordability at an
Accelerated Pace
2007 Expectations:
$750 Million
Oncology
Programs
Cardiac
Programs
Neuroscience,
Orthopedic
and Spine
Payment
Policies
Network
Contracting
Women’s
Health
Radiology
Primary Care/
Emergency Room
Consumer and
Regional Programs
Clinical
Administration
Expand use
of evidence-
based clinical
programs
against
highest
cost
medical
conditions
Aggressively
manage
medical cost
efficiencies of
core
operations

Consistently Better Pharmaceutical
Trends for Consumers
2006E Trend: 6% (legacy UHC)
How?
By combining:
Industry Redefining
PDL
Consumer Activating
Benefit Designs
Aggressive Rebates
and Discounts
Extensive Retail
Network
State-of-the Art
Mail Order Service
Sources: Industry Average: 2002 -2004 Centers for Medicare and Medicaid Services; 2005 projected based on range of reported trends from competitors, analysts and consultants.  UnitedHealth Pharmaceutical Solutions: UnitedHealthcare internal numbers including final net adjustments.
5.3%
10.0%
15.3%
13.4%
8.2%
6.2%
8.5%
4.9%
0.0%
4.0%
8.0%
12.0%
16.0%
2002 2003 2004 2005
Industry Average
UnitedHealth Pharmaceutical
Solutions (excluding PHS)

2006 Medical Cost Trend is
forecasted at 7.0 – 7.5%;
50 bps lower than the median
forecast for the Industry
driven by $ 610 Million of
Affordability Initiatives
Compounding annual out-
performance yields a superior
position on an absolute basis
Medical Cost Trends are
expected to remain stable in
2007 enabled by $750 Million
of Affordability Initiatives
Leadership in Managing Medical Costs
for the Consumer
Commercial Medical Cost Trend Comparison
6%
8%
10%
12%
2000 2001 2002 2003 2004 2005 2006E 2007P
UnitedHealth Group
Industry Median
Industry Data includes:  Aetna, Anthem, CIGNA, Coventry Health Care, Health Net, Humana, UHG, WellChoice and WellPoint.
Source: 2002 and prior data is from Morgan Stanley Managed Care Industry Overview - August 5, 2003. The estimates for
2003 through 2006 were obtained from companies' quarterly earnings conference calls.
A 1% improvement in medical cost trend is worth $280 million

Mutual Strength – Expanding Reach with Strategic Partners SD ND MN Improved consumer access and quality Consistent service experience Aligned technology ME NH MA 150,000 consumers participating today

Learning How to Connect with and
for Consumers
Segmentation
Dimensions
Life Stage/
Demographics
Ethnicity
Health Status
and Usage
Attitudes on
Health/Wealth
Engagement
Employment
Status
Information/
Media Habits
Drive Relevant/
Targeted Offerings
Products
Packages/Programs
Marketing/ Messaging
Health Coaching
Decision Support Tools
Consumer Care Experience
Program Examples
Student Health Plans
Pre-Retiree Solutions
Premium Designation
Plan Bienestar
Belay
Life Stage eNewsletters
Women’s Health Solutions
Weight Management Program
myuhc.com
Personal Health Management System
Personal Health Record
Monthly Health Statements
Behavioral Analytics
Personalizing our consumer offerings expands our opportunities
SM

Ethnic Marketing to Reach New
Consumer Segments
Our comprehensive
strategy provides
culturally relevant
solutions
Unique plans and
channel distribution
Tailored disease
management tools
User friendly, ethnic-
oriented websites
Diverse, in-language
marketing and
customer service
capabilities
Scholarships for
careers in health care
• Expanded provider
network with bi-lingual
Asian doctors
• Asian broker network
• Customized collateral in
4 Asian languages
Total Population*: 14.4M
Projected Growth**:
2000-2010: 33.30%
2010-2020: 26.30%
• Industry leading HBCU initiative
• Collaboration with AHA, ASA
and ADA
• Aligned health initiatives with
national African American
spokespersons and associations
Total Population*: 39.7M
Projected Growth**:
2000-2010: 12.90%
2010-2020: 12.10%
• Plan Bienestar – A well-
being plan for Latinos
• Cross-border care
• Strategic relationships
with Latino publications
and organizations
Total Population*: 42.7M
Projected Growth**:
2000-2010: 34.10%
2010-2020: 25.10%
Asian American
Markets
African American Solutions
Generations of Wellness
Hispanic/Latino
Health Solutions
*US Census, Public Information Office, May 2006          **US Census Bureau, March 2004
SM

Target Segment: Mid-Age Singles
Predominantly male; 2/3 are single; 2/3 never married
Age targeted to 34-54 year olds, skews to 34-39
year olds (35%)
55% have gone without health insurance for 3+ years
Completed some college
Primary Occupations
Manual labor (i.e. Manufacturing, construction,
recreation, transportation)
Retail
Self-employed – Consultants, designers, etc.
Uninsured Market
47 million uninsured
across United States
12 million uninsured
adults (34-54)
7 million working
uninsured
adults (34-54)
Reaching the Uninsured Consumer
Belay =
Affordable insurance for the working uninsured
Belay =
A marketing program targeted to mid-age singles
like Paul
Meet Paul

Growing Through Individual Member
Acquisition and Retention Programs
Retention via a “Safety Net” for
individuals leaving group coverage
Acquisitions via new Individual leads
from the uhc.com portal
Individuals are acquired via online channels
Over 425,000 people will seek Individual product
information from UHC.com in 2006
This will yield 100,000 – 150,000 leads in 2006
Source: Company data
Retained Members
We will add over 100,000 net new Individual members in 2007
Individual terminates from
group plan
Eligible individuals identified
& contacted by dedicated
outbound reps
Interested individuals enter
sales process
Sales materials fulfilled
Policies placed

Strategy:
Affordable Designs, Flexible Choices, Consumer-Centric Orientation,
Group to Individual Insurance Conversion Models, Strategic Provider Relationships
Adapting Our Portfolio of Affordable
Solutions Across All Group Size Segments
Affordable Designs
United Essentials (evolving)
Value Plans
Defined Contribution Models
Compliance-Based Designs
Retiree Solutions
Consumer Products &
Services
Consumer-Centric Orientation
Consumer Incentives
Health Coaches and Buyers Guide
Premium Designation “Stars” for Transparency
Wellness Solutions
Traditional Plans
Full range of traditional
medical products
Supported by UnitedHealth’s
broad national network
Multiple funding arrangements
and network-access options
Access for Life
Association Pools
Student Plans
United for Life
HRA & HSA products with an
integrated consumer experience
• Health statements, decision
support and activation
Enrollment, cards and banking
through Exante

Facilitating Change
Growing Interest in More Modern Offerings
Brokers, employers, and consumers have responded
positively, making UnitedHealthcare the Consumer leader.
Enhanced field training
and certification
Aligned incentives for
distribution systems
Expanded broker-
centric marketing and
promotion
Channel
Expanded marketing
Integrated advertising,
direct marketing, and
interactive promotion
Promotion
HSA/HRA
1   dollar, Split
Deductible
Pricing based on
extensive experience
managing affordability
for these populations
Product/
Price
Actions to
Extend Our Lead
Method
18%
18%
18% 18%
19%
22%
23%
13%
13%
13% 14%
14%
16%
17%
20%
21% 21%
23%
26%
35%
37%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
Jan Feb Mar Apr May Jun Jul
Traditional Balanced Consumer
Benchmark
st

0
500,000
1,000,000
1,500,000
2,000,000
134,000
1,850,000
Total Membership (Q3 2006)
UnitedHealth Next 4
Competitors
Source: Inside Consumer Directed Care, November 2006
We serve over 17,000
employers with
consumer offerings
75% growth over
last year
Our approach/edge:
Leading brands
Superior assets
Integrated offerings
Consultation
Marketing and
promotion
1,759,000
Well-Positioned in Consumer-Directed
Products & Services
644,000
250,000
731,000

We Are Learning New Ways to Connect
with Employers
Custom communications for
higher enrollment; doubled
CDH membership in pilots
Custom programs to impact
health behaviors
Strategic Clients /
Active Choice
Enrollment
United with Me
Significant growth in open
enrollments competing with
multiple carriers
Custom Public Sector
Open Enrollments
100K(e) Members (ASO & FI) Strategic Sourcing
Private Equity
Hospitals
Transportation
93K(e) ASO Members SimplyAccountable
2.9 Million(e) ASO Members SimplyAffordable
Results
Example Initiative
Funding Status
FI/ASO
CDH Readiness &
Preference
Vertical Industry
Buying Cycles/
Approaches
Decision Makers/
Influencers
CFO
HR Manager
Size
Unique Needs
Segmentation
Dimensions
Source: Atlas New Business Reporting, Uniprise Sales Reporting Sold new business members as of 11/30/06, effective dates through 1/1/07. Simply Engaged – Sold new members as of 11/30/06 for 10/1/06 – 1/1/07. State of
Florida open enrolment estimate as of 11/29/06.

Source: 2006 Prospect and Consultant Survey
Large Employer–
Selection Criteria Today
Large Employer -
Emerging Selection Criteria
Employers are Seeking More Advanced
and Integrated Cost Management and
Consumer Solutions
18%
Member recruitment capabilities to drive
consumer enrollment
18% Integrated disability and medical benefits
29% Consumer-directed health plans
39%
Consumer engagement capabilities, tools
and methods
40% Population management
48% Consultative advice on benefits strategy
51%
Tighter quality and efficiency-based
provider networks
56%
Alignment of plan utilization and financial
metrics across all programs
Attributes
Emerging
Criteria
6 Medical cost management
5
Flexibility to meet employers'
unique needs
4 Administrative fees
3 Customer service
2 Network access
1 Network discounts
Results
(N=80)
Criteria
We have been positioning for the last three years.
st
nd
th
rd
th
th

Service teams deliver
consultative solutions
responsive to priorities
Reporting and solutions focus
• Specialized Condition Management
(Targeted patient education, Centers Of Excellence
education, outcome assessments & reporting)
• Specific Supporting Programs
(Specialty Pharmacy, Wellness Programs, Personal
Health Record, Care24, Rewards for Action)
• Benefit Design Consulting
(Drive appropriate utilization and result in
optimum outcome)
Insight Driven Solutions
Consultative Review with Employers
Employers Employers
Customized.  Data-Driven.  Value-Added.

Direct is the fastest growing channel in the Individual
market and is not in conflict with traditional distribution
Brand awareness and strength will be paramount to the
success of future growth
Distribution Channels are
Evolving and Diversifying
Professional Employer
Organizations
Consortia/Associations
Direct and Sponsored
Many small and mid-sized businesses have adopted the
PEO model to address needs for enhanced services
These new relationships are in conflict with traditional
broker distribution
New approach to address gaps and serve customer
preferences
Organizations that represent multiple employers and
require non-traditional approaches
We are capitalizing on new channels of distribution

Consumer / HR
Administration
We Provide Value-Added Capabilities for
Partners
Seamless Integration
Benefits
Administration
Reimbursement
Management
COBRA / Retiree
Processing
Broker
Solutions
We are building a full suite of integrated administrative offerings for employers and brokers
United Broker and
Employer Solutions

Our Results and Outlook
79.0%
20.8
$4,381
$21,950
2004
11% $6,000 $5,590 $4,963
Uniprise Revenue
-- 79-80% 79-80% 78.2%
UHC Medical Care Ratio
8% 26.5 25.7 24.6
Consumers Served
19% $36,600 $34,925 $27,186
UnitedHealthcare Revenue
3-Year
CAGR 2007P 2006E 2005 $ and people in millions
Key Deliverables in 2007 for 2008 and Beyond
Drive an industry-leading affordability agenda
Attack growing individual and employer-based consumer markets
Pursue select new market entries – geographic, consumer & industry vertical
Promote consumerism through product design, transparency & incented engagement
Emphasize continuity of membership, regardless of employment or employer status
Evolve distribution to higher levels of service and efficiency
Develop tools and services for the worksite marketplace
Advance service to distinguished levels of performance - 6 and external benchmarks

Driving Health Care Affordability & Quality Reed V. Tuckson, MD, FACP Executive Vice President and Chief of Medical Affairs UnitedHealth Group Richard Migliori, MD CEO, Health Solutions Group

A Clinically Driven Company Focused
on Enhancing Health for People
We are a health and well-being company
A history of innovation, leadership, and investment that accelerate the advancement of clinical solutions:
Enhance
access,
quality,
usability,
and
affordability
As Steve Hemsley noted, we will not change:
Our desire to improve the performance of the health system
Our commitment to evidence-based care and clinical excellence
Our respect for the patient/physician relationship
We are doing something that is important, doing it differently, and doing it successfully
Enterprise-wide clinical solutions focused
on the health of each individual

•
Stagnation since 2000
•
Healthy life
expectancy
•
Infant
Mortality
•
Smoking: 21% (flat since 1993)
•
Obesity escalating dramatically
•
Quality and cost vary widely and are
often asynchronous
•
Japan:  78
•
USA:  71
•
USA: 6.8
2X Japan,
Sweden, etc.
Personal
Decisions
Community
Environment
Health
Policies
Clinical
Care
HEALTH
OUTCOMES
The Current Reality of
Health For Americans
Our focus today will be on clinical care and personal decisions

We are Differentiated by the
Application of  Fifteen Years of
Leadership and Experience
Four Essential Determinants of Success:
1. Complete and
integrated
data that is translated into
information
for
action
2. Collegial
collaborative
relationships with physicians to improve Quality
3. Comprehensive and complete
portfolio of “end-to-end”
interventions
4. The ability to effectively integrate and
mobilize
the comprehensive array of
resources necessary to improve the health of each unique
individual
There are no “silver bullets”…success requires having all the pieces and knowing how to put them together

The Defining Competency:
Identifying and Responding to the Needs of
Each
Individual
Consumer/Patient
Meet
Jane Anderson
Name:
Jane Anderson, 37 years old
Occupation:
Consultant, Partner
Family:
Married to Joe Anderson, mother of
5 month old
Health Status:
Diabetes, high cholesterol
Health Risks:
Back injury, lack of exercise,
overweight
Complications:
Develops intermittent chest
“pressure” with exertion

Improving
Care Quality,
Safety
and
Appropriateness
Managing
Drug
and
Technology
Costs
Coordinating
Care
and
Managing
Disease
Effective Solutions Require Linking
All Impactable Elements: Integrated
‘End-to-End’ Management
Differentiating
Network
by Quality
and
Efficiency
Supporting
Consumers’
Prevention
Behaviors
Managing
Physician
and
Hospital
Costs
Activating
Consumers
To Make
Right
Choices

Improving
Care Quality,
Safety
and
Appropriateness
Managing
Drug
and
Technology
Costs
Coordinating
Care
and
Managing
Disease
Differentiating
Network
by Quality
and
Efficiency
Supporting
Consumers’
Prevention
Behaviors
Managing
Physician
and
Hospital
Costs
Activating
Consumers
To Make
Right
Choices
Market-Leading  Data and Analytics:
The Foundation for Decisive Actions
Enterprise-wide Data Assets

Significant Enhancements to Database
and Analytic Computation Capacity
Differentiator: Just having data is not determinant-
the hard part is turning it into actionable information!
New Capabilities
Action
Data
in
past
year
in
past
year
55 million lives
Claims
Pricing
Network
Clinical
Eligibility
Cost
Claims
Pricing
Network
Clinical
Eligibility
Cost
Claim Platforms
Data Warehouse (GALAXY)
3 Years Online, up to 7 Years Archived
APPLICATIONS (40+ Standard & Custom) - Predictive Modeling,
Clinical Profiling, Provider Pathways, Fraud & Abuse, HEDIS,
Contracting, Underwriting, Trend Economics
Reference Data
Rx LAB
Value Added
Data Subjects
Member, Customer, Provider, Product
Claim, Financial, Rx, Time, Geography
ANALYTIC COMPONENTS -
Interpretive, Analytical and Regression Models
10 Terabytes
20 Terabytes
26 Terabytes
Claim Platforms
Data Warehouse (GALAXY)
3 Years Online, up to 7 Years Archived
APPLICATIONS (40+ Standard & Custom) - Predictive Modeling,
Clinical Profiling, Provider Pathways, Fraud & Abuse, HEDIS,
Contracting, Underwriting, Trend Economics
Reference Data
Rx LAB
Value Added
Data Subjects
Member, Customer, Provider, Product
Claim, Financial, Rx, Time, Geography
ANALYTIC COMPONENTS -
Interpretive, Analytical and Regression Models
10 Terabytes
20 Terabytes
26 Terabytes

Detailed knowledge of 25
million consumers, their
conditions, their care
needs and care quality:
•
Were the right things
done: what’s missing?
•
Were the wrong things
done: were the
interventions
appropriate?
•
Were there problems
with the care delivered:
complications?
•
Was care delivered
efficiently?
MATHEMATICAL
MODELING
Turning Information Into Informed Action
Data Warehoused and Aggregated into
Clinically Relevant Groups

We help keep healthy people healthy We help prevent risk factors from developing into clinical illness Internet – Prevention Information

Appropriateness
Consultation
Clinical
Evidence
Data
Sharing
Improving
Care Quality,
Safety
and
Appropriateness
Supporting
Consumers’
Prevention
Behaviors
Differentiator:
Best Scientific
Guidance
Putting  the Data and Clinical Tools
into Action for Jane

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% No Profile Received Profile Produces Results Turning “Episode of Care” Data into Peer- to- Peer Comparisons Best Evidence and Performance Data Sharing…

Differentiating Network by Quality and Efficiency “Premium” Program Putting the Data and Clinical Tools into Action for Jane Improving Care Quality, Safety and Appropriateness

Augmenting Performance
Enhancement with Focused Action
on Performance Assessment
•
Leadership in innovation, operational execution and results
•
Differentiator:
We assess the complete continuum of care:
Individual clinicians
Group practices
Hospital based proceduralists
Hospitals
•
In operation today
The UnitedHealth Premium   Programs:
Assess Primary Care and 21 clinical disciplines
Availability in 77% of UnitedHealthcare markets
Are not a separate network: ‘baked’
into all our products
Advancing comprehensive, actionable and transparent
differentiation of performance to assist patients in getting the right care to meet their individual needs
Broadest
Network
SM

Why UnitedHealth Premium
Designation is Important to Our
Customers:  Cardiac Care
80
85
90
95
100
105
110
115
120
-0.8 -0.6 -0.4 -0.2 0 0.2 0.4 0.6 0.8
Efficiency (Cost Compared to Market Average)
Less expensive &
poorer quality
Expensive &
poorer quality
Less expensive &
better quality
Expensive &
better quality
•
UHC Annual Commercial Cardiac Spend:
•
$4.37B
•
$25.30 pmpm
•
29,000 Cardiologists – CV Surgeons – Proceduralists in the U.S.
•
70% Participate with UHC
41% of Par MDs are
Q & E Designated
278 Designated
“Cardiac Premium
Facilities”
SM

This is Why UnitedHealth Premium
Designation is Important to Our Customers:
-13% 54% 42%
UnitedHealth
Premium
+14% 46% 58%
Non-Designated
Episode Cost
Compared to
Market Average
% of
Attributable
Episodes % Physicians
Meet Quality &
Efficiency Metrics
The right care from the right physician reduces cardiology claims costs before “lifestyle” change in patient behavior
-6%
69%
35%
UnitedHealth
Premium
+11% 31% 65%
Non-Designated
Episode Cost
Compared to
Market Average
% of
Attributable
Episodes % Physicians
Meet Quality &
Efficiency
Metrics
SM
SM
SM

Reduction of
Inappropriate Visits
Contracting
Concurrent Review
Managing
Physician
and
Hospital
Costs
Putting  the Data and Clinical Tools
into Action for Jane
Differentiating
Network
by Quality
and
Efficiency
Managing
Drug
and
Technology
Costs
Pharmaceutical
Management
Reimbursement Policy
Benefit Design

Integrating All
the Clinical Tools
for 85% of Medical Expenditures
Orthopaedics
Oncology
Pharmaceutical Discounts
Emergency Room
Utilization
Hospital
Utilization
Neonatal Care
End Stage Renal Disease
Cardiology & Heart Surgery
Primary
Care
Reproductive
Health
Pregnancy
Radiology
Transplants
Pharmaceutical Discounts
Performance Enhancement
Physician Referral
Notification
Facilitating
Appropriateness
Assessment
Consumer Decision Support
Reimbursement Policy Reimbursement Policy
Reduction of
Inappropriate Visits
Comprehensive Disease
& Case Management
Physical Therapy
Prevention
Contracting
• 43% reduction in LOS
• 63% average savings
• Improved birth weight
• 7% reduction in LOS
• 43% reduction in
readmissions
• 20% reduction in LOS
• 15% reduction in total costs
• 20% reduction in LOS
• 50% reduction in dialysis
costs

Improving
Care Quality,
Safety
and
Appropriateness
Managing
Drug
and
Technology
Costs
Coordinating
Care
and
Managing
Disease
The Next Step:
Supporting the Consumer’s
Health and Medical Decisions
Differentiating
Network
by Quality
and
Efficiency
Supporting
Consumers’
Prevention
Behaviors
Managing
Physician
and
Hospital
Costs
Activating
Consumers
To Make
Right
Choices

Engaging the Consumer
Name: Jane Anderson, 37 years old
Occupation: Consultant, Partner
Family: Married to Joe Anderson, mother of
5 month old
Health Status: Diabetes, high cholesterol
Health Risks: Back injury, lack of exercise,
overweight
Complications: Develops intermittent chest
“pressure” with exertion
Meet Jane Anderson

The Integrated Consumer Experience
Pharmacy
Lab &
Biometry
Data
Claims
Data
Self-
Entered
•Personal Health Record
•Online Health Coaching
•Decision Support Tools
Care Manager
•
E-mail Member
Feedback
•
Send links to
information
•
Send data to
member’s physician
•
Survey member
satisfaction
Physician
•
E-mail inquiries
•
Share Clinical
Information
•
Prevent repeated tests
Data from UHC
Data from Other Carriers
Personalized
Dashboard

Our Consumer Portal Differentiation
The Trusted Advisor
and Integrated Solution
Multiple data acquisition modalities
Premier Health Risk Assessment survey
Predictive Modeling
Clinical Lab data
Consumer behavior data
In Home Biometry
A comprehensive Personal Health Record aggregating all self-reported and claims based data streams
Online self help behavior modification tools tailored to the user’s needs
Online treatment decision support tools and resources to identify the most experienced, effective, and efficient physicians and hospitals available for their condition
Reward and incentive program administration
Connectivity with the case manager where appropriate
Connectivity with the treating physician at the individual’s discretion
Inbound and
outbound, dynamic messaging shared amongst the patient, the
physician and the case manager
The consumer’s personalized health care system

Consumer Portability: Establishing A Permanent Relationship With The Consumer Employer A Public Site www.healthatoz.com Employer B

Providing A Single Source, Cross- Carrier Solution

Providing A Single Source, Cross-
Carrier Solution
For the Employer
One simplified solution irrespective of carrier options
Proven affordability impact
Equitable experience across the employee base
For the Consumer
A Personalized Dashboard prioritizing needs, health enhancement activities, and tools for effective decisions
Consumer empowerment through transparency of clinical and economic outcomes
A lifelong tool for guiding health decisions unmatched anywhere in the industry
For UnitedHealth Group
Direct and lifelong relationships with consumers
An opportunity to introduce broader single source solutions on behalf of the client

Behavioral Analytics™: Personalizing Consumer Care Tracy Bahl Chief Executive Officer, Uniprise

Adapting Our Entire Business Model
to The Consumer
From The Consumer Back
Care Provider Network Designs (Premium)
Decision Support Tools
Transparency of Care Provider Information
Letters and Communication
Enrollment Materials and Processes
Statements (vs. “EOB’s”)
Brand
Accounts
Cards
Banking Capabilities
Claim Processing (real time)
Internet interactions
Advanced health coaching
Customer Care Interaction

Adapting Our Customer Care
Interactions to The Consumer
“Personalizing the experience”
–
49 million times a year, PEOPLE
are looking to us for help
3,800 PEOPLE
make a living helping them
– Not “transactions”
Uniquely HUMAN
and emotional interactions
–
Must CONNECT, HELP
and SOLVE
at
a personal level
High Tech Enabled High Touch

Behavioral Analytics™ Overview
Behavioral Analytics™ is an innovative
Business System that turns
unstructured call content into
structured, actionable customer data
Uses a proprietary Behavioral Model
that enables sophisticated pattern
recognition algorithms to analyze
phone content
Six styles
Over 30 years of research
Language based
Delivers remarkably detailed call
metrics never before available
Call type determined by topics discussed
Durations, hold times, silence and other
metrics by call type

Call Center Standard
Subjective
Manual
Scoring
Call Agent
Coaching
Unused
1% of
Calls
99% of
Calls
UnitedHealth Group Approach
Behavioral
Analytics™
Retention &
Escalation
Analysis &
Opportunities
Sales &
Influence
Analysis &
Opportunities
Self Service
Opportunities
Triage
Algorithms
100% of Calls
Call Agent
Coaching
Customer
Care
Analysis
Randomly
Selected
Calls
Extracting Value
from Interactions
All Calls All Calls

Problem
Solving
38.8%
Simple Calls
15.1%
Setup Calls
7.3%
Transfers
8.0%
Dissatisfaction
6.4%
Non
Interaction
24.4%
Time to identify caller and
determine caller need
Aggregate Hold and
Silence time
System and training
opportunities by Agent
True value-added
activity time
Time dealing
with distress
Complete calls with no
distress, no hold/silence and
no transfer
Outstanding “self-service”
candidates
Call Agent Handle Time by Activity

Continued Evolution Around The
Consumer
Deeply Personal.  Richly Human.  Super Technology.
Currently deployed across all commercial consumer care
operations
Future deployment includes seniors, clinical care service, behavioral health (ultimately all customer care interactions)
Future opportunities include:
Agent “match making”
Cross selling
Consumer aggregation
Behavioral change models
Already recognized as market leading (Gartner Group)

Public and Senior Markets Group Growth Through Strategic Adaptability Lois Quam President

Outline A Strong Foundation for Future Growth Dedication to Government is All About Adaptability 2007 Outlook

UnitedHealth Group Public and
Senior Markets
Our
Businesses . . .
AmeriChoice is a premier provider of health care benefits,
resources and services for beneficiaries of state Medicaid,
Children’s Health Insurance and related government-
sponsored health care programs
Ovations is the nation’s largest business dedicated to serving the growing health needs of individuals over age 50
Serve a
Growing and
Underserved
Market
Medicaid long-term care spending – is three times the size of all other Medicaid spending - its growth rate exceeds the
growth rate of states’ general revenues
More than 9 million children are currently uninsured
2007 annual Medicare expenditures of $450 billion with
billions of additional dollars spent on non-covered benefits
Older American health care spending expected to more than
double over the next 10 years
Early retirement, loss of employment and other factors are
creating a growing segment of uninsured individuals between
the ages of 50 and 64 – 13% of the uninsured

We Serve This Population in a
Variety of Ways
AmeriChoice provides services to the underserved,
economically disadvantaged and vulnerable individuals in
Medicaid and other government-sponsored health programs
Ovations Insurance Solutions operates the nation’s largest
Medicare supplement business and provides a broad range
of unique insurance products for AARP members age 50+
Evercare is the national leader in providing health care
planning and facilitation for chronically ill and frail individuals
SecureHorizons delivers Medicare-based health benefit
products with offerings in all 50 states
Ovations Pharmacy Solutions is the nation’s largest service
provider of the new Medicare prescription drug benefit in all states and territories – including 4.5 million stand-alone PDP
Prescription Solutions is one of the nation’s largest pharmacy benefit management companies and will serve more than 11
million lives effective 1/07
1.4 million
1.4 million
145 thousand
5.7 million
6.6 million
Currently Serving
4 million

Public and Senior Markets
Market Share
80
73
95
74
86
20
27
5
26
14
UNH
Other
Mbrs (M)
7.5 16.6 29.3** 9.2 0.5***
UNH
Other
UNH
Other
PDP Medicare
Advantage
Medicaid
Managed Care
Special Needs
Plans
Med
Supp*
UNH
Other
UNH
Other
* Based on 2005 NAIC Data
** Market Total as of December 31, 2005
*** Reflects Dual Eligible and Institutional SNP Enrollment
Sources: Equity Research Reports; CMS; SEC Filings; NAIC
Significant Market Share Opportunity

335
536
792
315
450
670
A dramatic increase in Medicare spending…
Public and Senior Markets
Market Dynamics
Projected Medicare Spending ($B)
…and Medicaid spending
2005 2010 2015 2005 2010 2015
Growing government programs are fueling additional opportunities for expansion…
Source: CMS
Projected Medicaid Spending ($B)
CAGR
9% 8%
CAGR
…and the programs are diversifying.
Billions Billions

We Serve this Population with a
Unique Combination of Strengths
Marketing & Distribution Clinical & Networks Operating Disciplines
Distinct clinical models
with significant impact for:
Chronically ill
Under-served
Low-income
populations
Access to UnitedHealth
Group national
commercial network and
clinical resources
State-of-the-art
technology delivers:
Targeted clinical data
Simple administration
Lower costs
Comprehensive clinical
information
Disciplined financial
underwriting models
Operational efficiencies
in large scale claims,
customer service,
technology and
pharmaceutical
platforms
Strong Brands –
AmeriChoice, Secure
Horizons, AARP,
Evercare
National reach
Direct-to-consumer
business
On-line distribution
capabilities

Our Performance 2002-2006E
2002 2006E CAGR (%) 2002 2006E CAGR (%)
Ovations
$6.2 $25.3 42% 3.9 8.8 23%
AmeriChoice
$1.7 $3.7 22% 1.0 1.4 8%
Total
$7.9 $29.0 38% 4.9 10.2 20%
Revenue ($B) Membership (M)
Dramatic Growth

Outline A Strong Foundation for Future Growth Dedication to Government is All About Adaptability 2007 Outlook

Dedication to Government Is All
About Adaptability
Governments need to finance and create large-scale benefit programs for their citizens
This creates markets that would otherwise not exist
Examples:
The Original Medicare Program ($450 billion) – 1965
Medicare expansion/Part D ($37 billion) – 2006
The Medicaid Program ($300 billion) – 1965
Military Health System TRICARE ($18 billion) – 1966
NHS  ($153 billion US dollars)
Governments finance and create large-scale benefit
programs for their citizens.

Dedication to Government Is All
About Adaptability
Governments need companies to provide new, local, and
adaptive supply for their programs.
New Local
and Adaptive
Programs
Locally tailored Medicare Advantage programs
Chronic care offerings
Part D implementation
Ovations
Successful
Part D Launch
Stepped in when implementation problemsarose and
engaged on a robust basis
Generated an estimated $12 billion in prescription savings for our members
Proactive flexibility on premium collection issues
Superior
Member Service
In 2006 Handled ~15 million calls
5 million sales calls; 10 million service calls
Current abandonment rate is less than 2% with an average
speed to answer of less than 15 seconds

The checks and balances built into American government result in relatively gradual changes in policy
Management of the business must fully take into account the perspectives of both political parties and the expectation that leadership will switch between them
Example:
We analyze our markets as a multi-year portfolio when setting the pricing and benefit levels, rather than looking only at specific markets for a single year.  This provides our products with stability and value for our customers
Because we phase in benefit changes gradually, consumers can trust that the product they purchase benefits, price, network will be available in the future
Member and provider disruption are minimized, avoiding the transition costs associated with the dramatic membership changes that would inevitably accompany large changes in prices or benefits
Program size and stability enable cost efficiencies that can be passed on to our customers through pricing and benefits
Adapting to Changes in Policy

Diversification in government business is essential
We operate in 15 different product categories
We are wedded to the Medicare and Medicaid beneficiaries, not wedded to a product.
Special Needs
Consumer
Value
Consumer
Choice
Consumer
Financial Protection
Consumer
• Low/no cost
• Unique clinical
care
• High-touch
customer care
• Unique approach
to outreach
• $0 premium
• Higher cost
sharing
• Accepts
limitations
• Accepts medical
management
• Wants provider
choice
• Accepts limitations
but wants more
control
• Looking for
affordability, but
cost isn’t key driver
• Wants first dollar
coverage and will pay
for it
• Wants no limit in
choice
• Not willing to accept
medical management
• Amenity buyer –
willing to pay for the
extras
• Hospice
• Special Needs
• Medicaid
Adapting Through Diversification
Customer
Needs
Customer
Segments:
Customer
Products
• MA
• MAPD
• PDP
• PPO
• PFFS
• PDP
• PFFS
• Med Supp
• PDP

Working with the government requires a dedicated business, perseverance, attention to detail and a compelling value proposition
Example:
Evercare was at risk due to a series of government actions in 1997, 1998 and 1999
By virtue of its compelling value proposition, bipartisan support built through hundreds of visits, and detailed analysis of options — there were administrative actions, presidential orders and passed legislation regarding
Evercare over the course of several years — finally resulting in the Special
Needs Plans legislation
Adaptability Requires Dedication

Adapting to Economic and Political
Tensions
Much of the data used to discuss this is incomplete and controversial
The difference is typically overstated - the calculation of FFS base understates the true costs for the Medicare program by at least 5%.
SecureHorizons provides services which are not otherwise provided
Care coordination
Wellness programs
SecureHorizons uses the additional revenue to improve benefits
Reduced premiums
Reduced co-pays
SecureHorizons provides services that reduce cost sharing for enrollees, a disproportionate share of which are low income and don’t have other means for paying for Medicare services.
Discussion: Are Medicare plans overpaid?
Medicare Services Require Dedicated Policy Engagement

Adapting Means Anticipating Change
Discussion: Will a competing government plan be
developed for Part D?
Discussion: Will government negotiating power be applied
to Part D?
Plans already operate in a competitive space and would
adapt to any new competitive offering.
The underlying Medicare program works this way.

How Do You Work Effectively with
the Government?
Dedicate to the market
Offer services of compelling value
Respect and listen to their decision-makers
Follow their rules
Find problems early, communicate and fix
Innovate in ways that individuals find attractive – both broadly and locally

Outline A Strong Foundation for Future Growth Dedication to Government is All About Adaptability 2007 Outlook

Adaptation Translates to Growth
Expansions
MediGap Plan K&L in 49 states, 4
territories
50-64 PHIP product in 25 states
MA HMO/PPO – 5 new markets, 3
regional PPO
MA Private Fee For Service –
Covering 1,500 counties in 49 states
MA Institutional – 4 new markets
Special Needs Plans expand from 34
to 38 states
Hospice in 6 new markets for 2006 and
5 new markets 2007
Medicaid – Tennessee and
Washington
LTC Medicaid – New York, Texas
New Products
ESRD –
2 new markets
Dual Special Needs Plans –
national roll-out
Chronic Care Program –
7 markets
Erickson Nursing Home
partnership
Web Portal/Affinity and
Loyalty Programs
Outside of Part D, more than half
a million lives
from new products
and expansions in 2006 & 2007

Secure Horizons Growth
A consolidated business leveraging the
SecureHorizons brand and UnitedHealth’s network
resources and clinical service capabilities
Currently 1.4 million members in all 50 states
2007 health plan expansions into five major metropolitan areas
Launching new plans, including $0 premium offerings, in
several established markets
Entering 74 new counties and exiting 150 counties for Private
Fee For Service in 2007 – 1,500 in total
Building on PacifiCare’s capitated arrangements
Targeting 150K new members for 2007

Part D – Our Successful Implementation of
One of the Most Monumental Additions to
Medicare
–
500K-750K new PDP/
MAPD members
Strong growth
–
Down 10-15% from
2006
Better pricing
–
100% of duals Full retention
–
Premiums and
formulary
Stability
–
Generics in
coverage gap
–
Broader formulary
Expanded plans
–
Lower benefit
–
Highly competitive in
CA and FL
Attractive pricing
–
3 AARP brands
–
2 UHC brands
Expanded offerings
–
Rx solutions Integrated
operations
–
$6 billion in revenue
–
Solid margins
–
Satisfied customers
Performance
–
5.7 million Enrollment
–
Within 10% of
benchmark
Pricing
–
34 out of 34 regions,
U.S. territories
Launched
–
AARP exclusive
partner
Endorsement
–
Over 14 million Calls
–
10 million Show Me
Guides
Education
2006E 2007P
Stable, predictable member experience

Part D – 2007 Pricing Economics
2006 PDP Risk Adjusted Rate*
Improved RX Contracting
Operating Cost Improvements
Benefit Changes/Generics/Product Mix
Full Year Membership Impact
2007 PDP Risk Adjusted Rate
Growth From: Switchers
New Duals
Age-ins
MA
More Revenue Months
$100 PMPM
<$3-$5>
<$2-$3>
<$3-$5>
<$3-$4>
$87 PMPM
Improved value for consumers and the federal government
2007P Growth of 500,000-
750,000 members
2007P Revenue of approximately
$6.7B from Part D
*Excludes $60 PMPM MA products

New Opportunities:
Public and Seniors Group
Creating health care options for the future
Medicare &
Medicaid
Identifying solutions for Dual Eligible Medicare/Medicaid
beneficiaries
Providing for the 47 million uninsured Americans: Medicaid,
Children’s Health Insurance Plan expansion
Other New
Opportunities
Non-profit organizations in the social sector such as
membership-based non-profits, patient organizations, affinity groups and online communities
Ovations Future Solutions:
Innovation Hub developing consumer-oriented senior
options and pharmacy-related services which builds upon
our existing services
Working with the Department of Defense and Veterans Affairs
on new program designs

2006E 2007P Growth %
2006E 2007P Growth %
AmeriChoice
$3.7 $4.4 $0.7 19% 1.4 1.6 0.2 16%
Secure Horizons
$12.8 $14.7 $1.9 15% 1.4 1.6 0.2 11%
Insurance Solutions
$4.9 $5.5 $0.6 10% 3.8 3.9 0.1 2%
Evercare*
$1.9 $2.6 $0.7 41% 0.1 0.2 0.1 44%
Part D
$4.7 $5.7 $1.0 22% 4.5 5.0 0.5 11%
PBM Seniors / Other
$1.0 $1.5 $0.5 55%
Members Included Above
Subtotal 11.3 12.3 1.0 9%
Members with More
than One Product
(1.1) (1.3)
Total $29.0 $34.4 $5.4 19% 10.2 11.0 0.8 8%
Growing Diversified Revenue Streams
Revenue
($B)
Membership
(M)
*Membership includes Medicaid members of 85K in 2006, 117K in 2007

88.1
94.5
103.8
Growth Through Strategic
Adaptability
A history of innovation and successful
implementation of solutions . . .
. . . in a growth market
Projected Lives Covered by
Government Programs (M)
2005 2010 2015
15.7
Source: CMS; Kaiser; HHS